SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 3, 2003

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road
Pleasanton, California		94588-3229

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 467-3000

N/A

(Former name or former address, if changed since last report.)

Item 5. Other Events

     On November 3, 2003, Safeway Inc. issued a press release, which is attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description

99	Press Release dated November 3, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: November 5, 2003	By:	/s/ Robert A. Gordon

	Name:	Robert A. Gordon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.

99.	Press Release dated November 3, 2003 of Safeway Inc.